SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

September 8, 2005

(Date of Report)

September 8, 2005

(Date of Earliest Event Reported)

T-Bay Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation)	33-37099S Commission File Number	91-1465664 (IRS Employer I.D. No.)

208 South Academy Avenue, Suite 130 , Eagle, Idaho 83616

(Address of Principal Executive Offices)

(208) 342-8888

(Registrant's Telephone Number)

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

OTHER EVENTS

The Company recently reported its acquisition of Amber Link International Limited and Wise Target International Limited which jointly own 95% of Shanghai Sunplus Communication Technology Co. Ltd.  The business of Sunplus is now the business of the Company.

Although not required, the Company is voluntarily filing audited financial statements as of March 31, 2004 and March 31, 2005 of all three companies.  The Company anticipates completing the June 30, 2004/2005 audits and pro forma financial statements of the businesses acquired shortly and intends to comply with its reporting obligations by filing a Form 8-K, Item 9.01 within the required time period.

Item 9.01

EXHIBITS

Exhibit

Title

Location

1.

Shanghai Sunplus Communication Technology Co. Ltd.

Attached

March 31, 2004/2005 Financial Statements

2.

Amber Link International Limited March 31, 2004/2005

Attached

Financial Statements

3.

Wise Target International Limited March 31, 2004/2005

Attached

Financial Statements

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T-BAY HOLDINGS, INC.

DATE:  September 8, 2005

/s/ Xiaofeng Li

Xiaofeng Li, Chief Executive Officer

Exhibit 1

SHANGHAI SUNPLUS COMMUNICATION

TECHNOLOGY CO. LTD.

FINANCIAL STATEMENTS

March 31, 2004 And 2005

Together With Report Of

Independent Registered Public Accounting Firm

SHANGHAI SUNPLUS COMMUNICATION TECHNOLOGY CO. LTD.

INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm

2

Balance Sheets

3

Statements of Operations

4

Statements of Changes in Owners' Equity

5

Statements of Cash Flows

6

Notes to Financial Statements

7

MOORE STEPHENS

CERTIFIED PUBLIC ACCOUNTANTS

905 Silvercord, Tower 2

 30 Canton Road

  Tsimshatsui

  Kowloon

  Hong Kong

Tel: (852) 2375 3 1 80

Fax: (852) 2375 3828

E-mail: ms@ms.com.hk

www.ms.com.hk

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Owners of

Shanghai Sunplus Communication Technology Co. Ltd.

We have audited the accompanying balance sheets of Shanghai Sunplus Communication Technology Co. Ltd. as of March 31, 20G4 and 2005, and the related statements of operations, owners' equity and cash flows for the period from October 17, 2002 (date of establishment) to March 31, 2004 and for the year ended March 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Shanghai Sunplus Communication Technology Co. Ltd. as of March 31, 2004 and 2005 and the results of its operations and its cash flows for the period/year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/  Moore Stephens

Certified Public Accountants

Hong Kong

July 27, 2005

SHANGHAI SUNPLUS COMMUNICATION TECHNOLOGY CO. LTD.

BALANCE SHEETS

March 31, 2004 and 2005

(in United States dollars)

MARCH 31,

Note(s)

2004

2005

US$'000

US$’000

ASSETS

CURRENT ASSETS

Cash and cash equivalents

152

706

Accounts receivable, net of allowance for doubtful

receivables of $0 in 2004 and $74,000 in 2005

3

156

8,739

Notes receivable

2,386

-

Prepayments, deposits and other receivables, net

of allowance for doubtful receivables of $0 in

2004 and $15,000 in 2005

3

Related parties

11

1

3

Third parties

1,360

830

Value-added tax recoverable

110

-

Inventories

4

2,752

8,022

Total current assets

6,917

18,300

PROPERTY, PLANT AND EQUIPMENT, NET

5

338

535

INTANGIBLE ASSETS, NET

6

      2

      50

TOTAL ASSETS

7,257

18,885

LIABILITIES AND OWNERS' EQUITY

CURRENT LIABILITIES

Accounts payable

983

5,708

Accruals and other payables

Related parties

11

475

-

Third parties

246

530

Notes payable

10

535

-

Receipts in advance

Related parties

11

2,881

-

Third parties

3

597

Value-added tax payable

-

361

Income tax payable

       -

   181

Total current liabilities

5,123

7,377

COMMITMENTS AND CONTINGENCIES

12

OWNERS' EQUITY

Paid-in registered capital

242

3,757

Statutory. surplus fund

2(p)

84

694

Due from a shareholder

11

-

(117)

Retained earnings

1,808

 7,174

Total owners' equity

2,134

11.508

TOTAL LIABILITIES AND OWNERS' EQUITY

7,257

18,885

The accompanying notes are an integral part of these financial statements.

SHANGHAI SUNPLUS COMMUNICATION TECHNOLOGY CO. LTD.

STATEMENTS OF OPERATIONS

For the period from October 17, 2002 (date of establishment) to March 31, 2004 and for the year ended

March 31, 2005

(in United States dollars)

       PERIOD/YEAR ENDED MARCH 31,

Note(s)

2004

2005

US$’000

US$’000

NET REVENUE

Related parties

11

6,196

10,471

Third parties

   325

23,393

TOTAL NET REVENUE

6,521

33,864

COST OF REVENUE

2,618

24,203

GROSS PROFIT

3,903

9,661

OPERATING EXPENSES

Selling expenses

26

175

General and administrative expenses

1,961

3,216

TOTAL OPERATING EXPENSES

1,987

3,391

OTHER INCOME

      4

    14

INCOME FROM OPERATIONS

1,920

6,284

INTEREST EXPENSE

    28

  127

INCOME BEFORE INCOME TAX

1,892

6,157

INCOME TAX: CURRENT

7

       -

   181

NET INCOME

1,892

5,976

The accompanying notes are an integral part of these financial statements.

SHANGHAI SUNPLUS COMMUNICATION TECHNOLOGY CO. LTD.

STATEMENTS OF CHANGES IN OWNERS' EQUITY

For the period/year ended March 31, 2004 and 2005

(in United States dollars)

PAID-UP

REGISTERED

STATUTORY

RETAINED

TOTAL

CAPITAL

SURPLUS

DUE FROM A

EARNINGS

OWNERS'

FUND

SHAREHOLDER

EQUITY

RMB'00

US$’00

US$'000

US$'000

US$’000

US$’000

0

Capital contribution

2,003

242

-

-

-

242

Net income

-

-

-

-

1,892

1,892

Transfer

       -

    -

84

      -

  (84)

       -

Balance, March 31,

2,003

242

84

-

1,808

2,134

2004

Capital contribution

29,095

3,515

-

-

-

3,515

Net income

-

-

-

5,976

5,976

Increase in due from a

shareholder

-

-

-

(117)

-

(117)

Transfer

         -

       -

610

      -

(610)

      -

Balance, March 31,

2005

31,098

3,757

694

(117)

7,174

11,508

The accompanying notes are an integral part of these financial statements.

SHANGHAI SUNPLUS COMMUNICATION TECHNOLOGY CO. LTD.

STATEMENTS OF CASH FLOWS

For the period/year ended March 31, 2004 and 2005

(in United States dollars)

PERIOD/YEAR ENDED MARCH 31,

2004

2005

US$’000

US$’000

CASH FLOWS FROM OPERATING ACTIVITIES:

Net income

1,892

5,976

Adjustments to reconcile net income to net cash

generated from/(used in) operating activities:

Depreciation

90

136

Amortization

-

12

Allowances for doubtful receivables

-

89

Changes in operating assets and liabilities:

Increase in accounts receivable

(156)

(8,672)

(Increase)/decrease in notes receivable

(2,386)

2,386

(Increase)/decrease in prepayments, deposits and other

receivables

(1,361)

411

Increase in inventories

(2,752)

(5,270)

Increase in accounts payable

983

4,725

Increase/(decrease) in accruals and other payables

721

(191)

Increase/(decrease) in notes payable

535

(535)

Increase/(decrease) in receipts in advance

2,884

(2,287)

(Decrease)/increase in value-added tax payable

(110)

471

Increase in income tax payable

      -

    181

Net cash generated from/(used in) operating activities

340

(2,568)

CASH FLOWS FROM INVESTING ACTIVITIES:

Acquisition of property, plant and equipment

(428)

(333)

Acquisition of intangible assets

   (2)

 (60)

Net cash used in investing activities

(430)

(393)

CASH FLOWS FROM FINANCING ACTIVITIES:

Capital contribution by owners

242

3,515

Net cash provided by financing activities

242

3,515

Net increase in cash and cash equivalents

152

554

Cash and cash equivalents at beginning of period/year

    -

152

Cash and cash equivalents at end of period/year

152

706

SUPPLEMENTAL INFORMATION

Income taxes paid

-

-

Interest paid

 28

127

The accompanying notes are an integral part of these financial statements.

SHANGHAI SUNPLUS COMMUNICATION TECHNOLOGY CO. LTD.

NOTES TO FINANCIAL STATEMENTS

1. The Company

Shanghai Sunplus Communication Technology Co. Ltd. (the "Company") was established on October 17, 2002 under the laws of The People's Republic of China ("PRC") as a Sino-foreign joint venture specialized in the development, production and sales of electronic telecommunication devices. During the period and year ended March 31, 2004 and 2005, the Company engaged in the design, production and sales of mobile phones in the PRC. The Company is owned by Wise Target International Limited (74%), Amber Link International Limited (21%) and Shanghai Fanna Industrial Product Design Co., Ltd ("Shanghai Fanna") (5%). The Company commenced operations on May 1, 2003. At March 31, 2005, the Company has approximately 210 staff, mostly engineers and software programmers.

2. Summary of Significant Accounting Policies

(a) Basis of Presentation

The accompanying financial statements are prepared in accordance with the accounting principles generally accepted in the United States of America ("US GAAP").

(b) Use of Estimates

In preparing financial statements in conformity with US GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported periods. Significant estimates include depreciation and allowance for doubtful receivables. Actual results could differ from those estimates.

(c) Cash and Cash Equivalents

The Company considers all highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents. As of March 31, 2004 and 2005, the Company did not have any cash equivalents.

(d) Allowance for Doubtful Receivables

The Company recognizes an allowance for doubtful receivables to ensure accounts and other receivable are not overstated due to uncollectibility. Allowance for doubtful receivables is maintained for all customers based on a variety of factors, including the length of time the receivables are past due, significant one-time events and historical experience. An additional allowance for individual accounts is recorded when the Company becomes aware of a customer's inability to meet its financial obligation, such as in the case of bankruptcy filings or deterioration in the customer's operating results or financial position. If circumstances related to customers change, estimates of the recoverability of receivables would be further adjusted (See Note 14).

(e) Inventories

Inventories comprise raw materials, work in progress and finished goods and are stated at the lower of cost or market. Substantially all inventory costs are determined using the weighted average basis. Costs of finished goods include direct materials, subcontracting charges and other overhead before the goods are ready for sale. Certain inventory goods purchased are subject to spoilage within a short period of time while in possession of the Company, Inventory costs do not exceed net realizable value.

SHANGHAI SUNPLUS COMMUNICATION TECHNOLOGY CO. LTD.

NOTES TO FINANCIAL STATEMENTS (continued)

(f) Property, Plant and Equipment

Property, plant and equipment is stated at cost. Depreciation is provided principally by use of the straight-line method over the useful lives of the related assets, except for leasehold improvements, which are depreciated over their useful lives or the terms of their related leases, whichever is less. Expenditure for maintenance and repairs, which does not improve or extend the expected useful life of the assets, is expensed to operations while major repairs are capitalized.

Management estimates that property, plant and equipment have a 10% residual value, except for leasehold improvements. The estimated useful lives are as follows:

Leasehold improvements

2 years

Machinery

5 years

Office equipment

5 years

Motor vehicles

5 years

The gain or loss on disposal of property, plant and equipment is the difference between the net sales proceeds and the carrying amount of the relevant assets, and, if any, is recognized in the statement of operations and comprehensive income.

(g) Intangible Assets

Intangible assets consist of software and patents and are amortized using the straight-line method over their estimated useful life of 5 years.

(h) Impairment of Assets

In accordance with Statement of Financial Accounting Standards ("SFAS") No. 144, "Accounting for Impairment or Disposal of Long-Lived Assets", the Company evaluates its long-lived assets to determine whether later events and circumstances warrant revised estimates of useful lives or a reduction in carrying value due to impairment. If indicators of impairment exist and if the value of the assets is impaired, an impairment loss would be recognized. As of March 31, 2004 and 2005, no impairment loss has been recognized.

(i) Income Taxes

The Company accounts for income taxes under SFAS No. 109, "Accounting for Income Taxes". Under SFAS No. 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS No. 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

(j) Revenue Recognition

Revenue from goods sold is recognized when title has passed to the purchaser, which generally is at the time of delivery.

SHANGHAI SUNPLUS COMMUNICATION TECHNOLOGY CO. LTD.

NOTES TO FINANCIAL STATEMENTS (continued)

(k) Research and development costs

Research and development costs consist of expenditures incurred during the course of planned research and investigation aimed at discovery of new knowledge which will be useful for developing new products or significantly enhancing existing products, and the implementation of such through design and testing of product alternatives. All expenses incurred in connection with the Company's research and development activities are charged to current income. During the period/year ended March 31, 2004 and 2005, research and development costs amounting to $3,000 and $46,000, respectively, were charged to operations and are included in general and administrative expenses.

(1) Foreign Currency Transactions

The Company's functional currency is the Renminbi ("RMB") and its reporting currency is U.S. dollars. The Company's balance sheet accounts are translated into U.S. dollars at the period-end exchange rates and all revenue and expenses are translated into U.S. dollars at the average exchange rates prevailing during the periods in which these items arise. Translation gains and losses are deferred and accumulated as a component of other comprehensive income in owners' equity. Transaction gains and losses that arise from exchange rate fluctuations from transactions denominated in a currency other than the functional currency are included in the statement of operations as incurred. The translation and transaction gains and losses were immaterial for the period/year ended March 31, 2004 and 2005.

The PRC government imposes significant exchange restrictions on fund transfers out of the PRC that are not related to business operations. These restrictions have not had a material impact on the Company because it has not engaged in any significant transactions that are subject to the restrictions.

(m) Fair Value of Financial Instruments

SFAS No. 107, "Disclosures about Fair Values of Financial Instruments", requires disclosing fair value to the extent practicable for financial instruments that are recognized or unrecognized in the balance sheet. The fair value of the financial instruments disclosed herein is not necessarily representative of the amount that could be realized or settled, nor does the fair value amount consider the tax consequences of realization or settlement.

For certain financial instruments, including cash, accounts, notes and other receivables, accounts payable, notes payable, accruals and other payables, it was assumed that the carrying amounts approximate fair value because of the near term maturities of such obligations.

(n) Earnings Per Share

For the period/year ended March 31, 2004 and 2005, earnings per share is not shown as there are no shares outstanding.

(o) Accumulated Other Comprehensive Income

Accumulated other comprehensive income represents the change in equity of the Company during the periods presented from foreign currency translation adjustments. These transactions are deemed immaterial for the period/year presented.

SHANGHAI SUNPLUS COMMUNICATION TECHNOLOGY CO. LTD.

NOTES TO FINANCIAL STATEMENTS (continued)

(p) Profit Appropriation

In accordance with PRC regulations, the Company is required to make appropriations to the statutory surplus reserve, based on after-tax net income determined in accordance with PRC GAAP. Appropriation to the statutory surplus reserve should be at least 10% of the after-tax net income determined in accordance with PRC GAAP until the reserve is equal to 50% of the entity's registered capital. Appropriations to the statutory public welfare fund and discretionary surplus reserve fund are made on the same basis as statutory surplus fund, normally at 5%-10% or higher rates and are generally optional at the discretion of the Board of Directors.

Statutory surplus reserve is non-distributable other than in liquidation.

3. Allowance for Doubtful Receivables

MARCH 31,

2004

2005

US$’000

US$’000

Balance, beginning of period/year

-

-

Additions

        -

 89

Balance, end of period/year

    -

 89

4. Inventories

As of March 31, 2004 and 2005, inventories consisted of the following:

MARCH 31,

2004

2005

US$’000

US$’000

Raw materials

2,707

4,298

Work in progress

45

721

Finished goods

       -

3,003

Total

2,752

8,022

There was no allowance for losses of inventories as of March 31, 2004 and 2005.

SHANGHAI SUNPLUS COMMUNICATION TECHNOLOGY CO. LTD.

NOTES TO FINANCIAL STATEMENTS (continued)

5. Property, Plant and Equipment, Net

MARCH 31,

2004

2005

US$’000

US$’000

Cost

Leasehold improvements

90

124

Machinery

47

199

Office equipment

234

346

Motor vehicles

 57

 92

428

761

Accumulated depreciation

Leasehold improvements

38

85

Machinery

8

31

Office equipment

41

95

Motor vehicles

 3

 15

90

226

Carrying value

Leasehold improvements

52

39

Machinery

39

168

Office equipment

193

251

Motor vehicles

 54

 77

338

535

Depreciation expense for each of the period/year ended March 31, 2004 and 2005 was approximately $90,000 and $136,000, respectively.

6. Intangible Assets, Net

March 31,

2004

2005

US$'000

US$’000

Cost

Software

2

60

Patents

 -

 2

 2

62

Accumulated amortization

Software

-

12

Patents

-

 -

12

Carrying value

Software

2

48

Patents

 -

 2

 2

50

Amortization expense of each of the period/year ended March 31, 2005 and 2005 was approximately $0 and $12,000, respectively. The estimated amortization expense for the five years ending March 31, 2005, 2006, 2007, 2008 and 2009 amounts to approximately $12,000, $12,000, 12,000, $12,000 and $2,000, respectively.

SHANGHAI SUNPLUS COMMUNICATION TECHNOLOGY CO. LTD.

NOTES TO FINANCIAL STATEMENTS (continued)

7. Income Tax

The Company is subject to PRC Income Tax. Pursuant to the PRC Income Tax Laws, the prevailing statutory rate of enterprise income tax in Shanghai is 27% (24% national income tax plus 3% local income tax).

Pursuant to the relevant laws and regulations in the PRC, the Company is entitled to an exemption from PRC income tax for two years starting from its first profitable year. As the Company's statutory year-end is December 31, the exemption applied from January 1, 2003 to December 31, 2004. The Company is also entitled to three years of 50% exemption after the expiration of the two years of full exemption. The 50% exemption applies from January 1, 2005 to December 31, 2007.

A reconciliation between taxes computed at the rate of 27% and the Company's effective tax rate is as follows:-

MARCH 31,

2004

2005

US$’000

US$’000

Income before income tax

1,892

6,157

Income tax on pretax income at statutory rate

511

1,662

Tax effect of exemptions

(511)

(1,481)

Income tax expense

     -

    181

The Company is also subject to value-added tax ("VAT"), business tax and surtax.

8. Concentrations and Credit Risk

The Company operates principally in the PRC and grants credit to its customers in this geographic region. Although the PRC is economically stable, it is always possible that unanticipated events in foreign countries could disrupt the Company's operations.

Financial instruments that potentially subject the Company to a concentration of credit risk consist of cash, accounts and notes receivable.

At March 31, 2004 and 2005, the Company had credit risk exposure of uninsured cash in banks of approximately $152,000 and $706,000, respectively.

A substantial portion of revenue was generated from one customer for the period/year ended March 31, 2004 and 2005. For the period ended March 31, 2004, this customer accounted for approximately $6,196,000 (95%) of total sales. For the year ended March 31, 2005, the same customer accounted for approximately $24,056,000 (71%) of total sales.

At March 31, 2004 and 2005, this customer accounted for 0% and 61 % of net accounts receivable, respectively. The same customer accounted for all of the notes receivable as of March 31, 2004. The accounts and notes receivable had repayment terms of one to nine months.

The Company does not require collateral to support financial instruments that are subject to credit risk.

SHANGHAI SUNPLUS COMMUNICATION TECHNOLOGY CO. LTD.

NOTES TO FINANCIAL STATEMENTS (continued)

9. Retirement and Welfare Benefits

The full-time employees of the Company are entitled to staff welfare benefits including medical care, casualty, housing benefits, education benefits, unemployment insurance and pension benefits through a PRC government-mandated multi-employer defined contribution plan. The Company is required to accrue the employer-portion for these benefits based on certain percentages of the employees' salaries. The total provision for such employee benefits was $140,000 and $229,000 for the period and year ended March 31, 2004 and 2005, respectively. The Company is required to make contributions to the plans out of the amounts accrued for all staff welfare benefits except for education benefits. The PRC government is responsible for the staff welfare benefits including medical care, casualty, housing benefits, unemployment insurance and pension benefits to be paid to these employees.

10. Notes Payable

Unused credit lines of notes payable as of March 31, 2004 and 2005 aggregated approximately $4,298,000 and $3,625,000, respectively, and will expire in June 2006. The credit facilities are guaranteed by Cosun Group Co., Ltd. ("Cosun"), an unrelated third party and two of Cosun's directors. Interest at the rate of 8.7% per month is assessed only if payments on notes payable are not received on the due date. For the period/year ended March 31, 2004 and 2005, all payments were made timely.

11. Related Party Transactions

The Company engages in business transactions with the following related parties:

a. Li Xiaofeng, a director of the Company.

b. CECT, a customer of the Company. A director of the Company was also a director of CECT. (The director resigned as a director of the Company on July 22, 2004)

c. Shanghai Fanna, a 5% owner.

As of March 31, 2004 and 2005, the Company has the following balances with related parties:-

MARCH 31,

2004

2005

US$’000

US$’000

Sales to CECT

6,196

10,471

Other receivable

Li Xiaofeng

    1

   3

Other payables

ShanghaiFanna

294

-

CECT

181

-

  475

    -

Receipts in advance from CECT

2,881

    -

Due from Shanghai Fanna

       -

117

The balances have no stated terms for repayment and are not interest bearing.

SHANGHAI SUNPLUS COMMUNICATION TECHNOLOGY CO. LTD.

NOTES TO FINANCIAL STATEMENTS (continued)

12. Commitments and Contingencies

a.

As of March 31, 2005, the Company leased office premises under several agreements expiring on various dates in 2005 and 2006.

Rental expenses for the period and year ended March 31, 2004 and 2005 amounted to $150,000 and $381,000, respectively, and are included in general and administrative expenses on the statements of operations.

The future minimum lease payments under the above-mentioned leases as of March 31, 2005 are as follows:-

  US$’000

Year Ending March 31,

2006

310

2007

  39

349

b.

The Company entered into a technology service contract with a customer for a period of three years starting from February 2003. Under this agreement, the Company paid to the customer service fees of $40,000 and $34,000, respectively, in the period and year ended March 31, 2004 and 2005.

13. New Accounting Pronouncements

The FASB has issued SFAS No. 148 "Accounting for Stock-Based Compensation - Transition and Disclosures". SFAS No. 148 amends SFAS No. 123, "Accounting for Stock-Based Compensation", to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, SFAS No. 148 amends the disclosure requirements of SFAS No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The Company has adopted the disclosure requirements of SFAS No. 148. The Company has no stock-based compensation.

In December 2004, the FASB issued SFAS No. 123R, "Share-Based Payment, an Amendment of SFAS No. 123." SFAS No. 123R requires companies to recognize in the statement of operations the grant-date fair value of stock options and other equity-based compensation issued to employees. The Company has no stock-based compensation.

In December 2004, the FASB issued SFAS No. 153, "Exchanges of Non-monetary Assets." The Statement is an amendment of APB Opinion No. 29. SFAS No. 153 eliminates the exception for non-monetary exchanges of similar productive assets and replaces it with a general exception for exchanges of non-monetary assets that do not have commercial substance. The adoption of SFAS No. 153 has no impact on the Company's financial statements.

14. Subsequent Events

On April 19, 2005, the Company*s major customer signed an agreement with the Company to settle the outstanding balance due by it to the Company by September 2005. In view of this, the Company did not make any allowances for doubtful receivables in respect of the customer.

Exhibit 2

AMBER LINK INTERNATIONAL LIMITED

FINANCIAL STATEMENTS

March 31, 2004 And 2005

Together With Report Of

Independent Registered Public Accounting Firm

AMBER LINK INTERNATIONAL LIMITED

INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm

2

Balance Sheets

3

Statements of Operations

4

Statements of Changes in Stockholder's Equity

5

Notes to Financial Statements

6

MOORE STEPHENS

CERTIFIED PUBLIC ACCOUNTANTS

905 Silvercord, Tower 2

 30 Canton Road

  Tsimshatsui

  Kowloon

  Hong Kong

Tel: (852) 2375 3 1 80

Fax: (852) 2375 3828

E-mail: ms@ms.com.hk

www.ms.com.hk

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Owners of

Amber Link International Limited

We have audited the accompanying balance sheets of Amber Link International Limited as of March 31, 20G4 and 2005, and the related statements of operations, stockholder’s equity and cash flows for the period from May 10, 2002 (date of incorporation) to March 31, 2004 and for the year ended March 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Amber Link International Limited as of March 31, 2004 and 2005 and the results of its operations and its cash flows for the period/year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Moore Stephens

Certified Public Accountants

Hong Kong

July 27, 2005

AMBER LINK INTERNATIONAL LIMITED

BALANCE SHEETS

March 31, 2004 and 2005

(in United States dollars, except par value)

MARCH 31,

Note(s)

2004

2005

US$’000

US$’000

ASSETS

INVESTMENT IN AN ASSOCIATE

3

427

2,403

TOTAL ASSETS

427

2,403

LIABILITY AND STOCKHOLDER'S EQUITY

LONG-TERM LIABILITY

Other payable - related party

4

 49

  771

STOCKHOLDER'S EQUITY

Share capital (1 share of $1)

-

-

Retained earnings

378

1,632

Total stockholder's equity

378

1,632

TOTAL LIABILITY AND STOCKHOLDER'S EQUITY

427

2,403

The accompanying notes are an integral part of these financial statements.

AMBER LINK INTERNATIONAL LIMITED

STATEMENTS OF OPERATIONS

For the period/year ended March 31, 2004 and 2005

(In United States dollars, except number of shares)

MAY 10, 2002 TO

YEAR ENDED

Note(s)

MARCH 31, 2004

MARCH 31, 2005

US$’000

US$’000

INCOME

-

-

OPERATING EXPENSES

General and administrative expenses

    -

       1

LOSS FROM OPERATIONS

-

1

NON-OPERATING INCOME

Investment income recognized by equity method

3

378

1,255

INCOME BEFORE INCOME TAX

378

1,254

INCOME TAX

    -

       -

NET INCOME

378

1,254

WEIGHTED AVERAGE NUMBER OF SHARE

    1

      1

INCOME PER SHARE

378

1,254

The accompanying notes are an integral part of these financial statements.

AMBER LINK INTERNATIONAL LIMITED

STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

For the period/year ended March 31, 2004 and 2005

(in United States dollars)

TOTAL

RETAINED

STOCKHOLDER’S

SHARE CAPITAL

EARNINGS

EQUITY

Number of

shares

US$’000

US$’000

US$’000

Issue of share

1

    -

-

-

Net income

    -

    -

  378

  378

Balance, March 31, 2004

1

    -

378

378

Net income

    -

    -

1,254

1,254

Balance, March 31, 2005

    1

    -

1,632

1,632

The accompanying notes are an integral part of these financial statements.

AMBER LINK INTERNATIONAL LIMITED

NOTES TO FINANCIAL STATEMENTS

1. The Company

Amber Link International Limited (the "Company") was incorporated on May 10, 2002 under the International Business Companies Act in the British Virgin Islands. The Company held a 21% (2004: 20%) interest in Shanghai Sunplus Communication Co. Ltd. ("Sunplus"), a Sino-foreign joint venture in the People's Republic of China ("PRC"). Sunplus was established on October 17, 2002 under the laws of the PRC and is engaged in the design, production and sales of mobile phones in the PRC.

2. Summary of Significant Accounting Policies

(a) Basis of Presentation

The accompanying financial statements are prepared in accordance with the accounting principles generally accepted in the United States of America ("US GAAP").

(b) Investments in Associates

Investments in shares of companies wherein the Company owns over 20% but not more than 50% of the outstanding common stock and exercises significant influence over operating and financial policies of the investee companies are generally accounted for under the equity method.

Under the equity method, the Company's proportionate share of the income (loss) of the investee is generally recognized in the period/year the income (loss) is earned.

(c) Impairment of Assets

In accordance with Statement of Financial Accounting Standards ("SFAS") No. 144, "Accounting for Impairment or Disposal of Long-Lived Assets", the Company evaluates its long-lived assets to determine whether later events and circumstances warrant revised estimates of useful lives or a reduction in carrying value due to impairment. If indicators of impairment exist and if the value of the assets is impaired, an impairment loss would be recognized. As of March 31, 2004 and 2005, no impairment loss has been recognized.

(d) Income Tax

The Company is not subject to taxation in any jurisdiction.

(e) Foreign Currency Transactions

The Company's functional currency is Hong Kong dollars and its reporting currency is U.S. dollars. The Company's balance sheet accounts are translated into U.S. dollars at the year-end exchange rates and all expenses are translated into U.S. dollars at the average exchange rates prevailing during the periods in which these items arise. Translation gains and losses are deferred and accumulated as a component of other comprehensive income in stockholder's equity. Transaction gains and losses that arise from exchange rate fluctuations from transactions denominated in a currency other than the functional currency are included in the statement of operations as incurred. The translation and transaction gains and losses were immaterial for the period/year ended March 31, 2004 and 2005.

AMBER LINK INTERNATIONAL LIMITED

NOTES TO FINANCIAL STATEMENTS (continued)

(f) Fair Value of Financial Instruments

SFAS No. 107, "Disclosures about Fair Values of Financial Instruments", requires disclosing fair value to the extent practicable for financial instruments that are recognized or unrecognized in the balance sheet. The fair value of the financial instruments disclosed herein is not necessarily representative of the amount that could be realized or settled. The carrying value of other payable to a related party approximates its fair value.

(g) Earnings Per Share

Basic earnings per share is computed by dividing the earnings for the year by the weighted average number of common shares outstanding for the period/year.

(h) Accumulated Other Comprehensive Income

Accumulated other comprehensive income represents the change in equity of the Company during the periods presented from foreign currency translation adjustments. These transactions are deemed immaterial for the period/year presented.

3. Investment in an Associate

     MARCH 31,

% of

% of

2004

ownership

2005

ownership

US$’000

US$’000

Sunplus

427

20%

2,403

21%

The net investment gain recognized by equity method amounted to $378,000 and $1,255,000 respectively, for the period/ year ended March 31, 2004 and 2005.

On January 20, 2003, Wise Target invested $48,000 in Sunplus, representing 20% of the registered capital of Sunplus. During the year ended March 31, 2005, Wise Target increased its investment in Sunplus by $721,000, increasing its interest in Sunplus to 21%.

4. Other Payable - Related Party

The other payable to the shareholder is unsecured, interest-free and it is not payable within the next twelve months.

5. New Accounting Pronouncements

The FASB has issued SFAS No. 148 “Accounting for Stock-Based Compensation- Transition and Disclosures”. SFAS No. 148 amends SFAS No. 123, “Accounting for Stock-Based Compensation”, to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation.  In addition, SFAS No.148 amends the disclosure requirements of SFAS No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results.  The Company has adopted the disclosure requirements of SFAS No. 148.  The Company has no stock-based compensation.

AMBER LINK INTERNATIONAL LIMITED

NOTES TO FINANCIAL STATEMENTS (continued)

5. New Accounting Pronouncements (continued)

In December 2004, the FASB issued SFAS No. 123R, "Share-Based Payment, an Amendment of SFAS No. 123." SFAS No. 123R requires companies to recognize in the statement of operations the grant-date fair value of stock options and other equity-based compensation issued to employees. The Company has no stock-based compensation.

In December 2004, the FASB issued SFAS No. 153, "Exchanges of Non-monetary Assets." The Statement is an amendment of APB Opinion No. 29. SFAS No. 153 eliminates the exception for non-monetary exchanges of similar productive assets and replaces it with a general exception for exchanges of non-monetary assets that do not have commercial substance. The adoption of SFAS No. 153 has no impact on the Company's financial statements.

Exhibit 3

WISE TARGET INTERNATIONAL LIMITED

AND SUBSIDIARY

CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2004 And 2005

Together With Report Of

Independent Registered Public Accounting Firm

WISE TARGET INTERNATIONAL LIMITED AND SUBSIDIARY

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm

2

Consolidated Balance Sheets

3

Consolidated Statements of Operations

4

Consolidated Statements of Changes in Stockholder's Equity

5

Consolidated Statements of Cash Flows

6

Notes to Consolidated Financial Statements

7

MOORE STEPHENS

CERTIFIED PUBLIC ACCOUNTANTS

905 Silvercord, Tower 2

 30 Canton Road

  Tsimshatsui

  Kowloon

  Hong Kong

Tel: (852) 2375 3 1 80

Fax: (852) 2375 3828

E-mail: ms@ms.com.hk

www.ms.com.hk

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Owners of

Wise Target International Limited

We have audited the accompanying consolidated balance sheets of Wise Target International Limited and subsidiary (collectively the “Company”)  as of March 31, 2004 and 2005, and the related consolidated statements of operations, stockholder’s equity, and cash flows for the period from April 24, 2002 (date of incorporation) to March 31, 2004 and for the year ended March 31, 2005.  These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Wise Target International Limited as of March 31, 2004 and 2005 and the results of its operations and its cash flows for the period/year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Moore Stephens

Certified Public Accountants

Hong Kong

July 27, 2005

WISE TARGET INTERNATIONAL LIMITED AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

March 31, 2004 and 2005

(in United States dollars, except par value)

MARCH 31,

Note(s)

2004

2005

US$’000

US$’000

ASSETS

CURRENT ASSETS

Cash and cash equivalents

152

706

Accounts receivable, net of allowance for doubtful

receivables of $0 in 2004 and $74,000 in 2005

3

156

8,739

Notes receivable

2,386

-

Prepayments, deposits and other receivables, net

of allowance for doubtful receivables of $0 in

2004 and $15,00 in 2005

3

Related parties

11

1

3

Third Parties

1,360

830

Value-added tax recoverable

110

-

Inventories

4

2,752

 8,022

Total current assets

6,917

18,300

PROPERTY, PLANT AND EQUIPMENT, NET

5

338

535

INTANGIBLE ASSETS, NET

6

      2

      50

TOTAL ASSETS

7,257

18,885

LIABILITIES AND STOCKHOLDER’S EQUITY

CURRENT LIABILITIES

Accounts payable

983

5,708

Accruals and other payables

Related parties

11

181

2,790

Third parties

429

530

Notes payable

10

535

-

Receipts in advance

Related parties

11

2,881

-

Third parties

3

597

Value-added tax payable

-

361

Income tax payable

       -

   181

Total current liabilities

5,012

10,167

MINORITY INTERESTS

827

2,886

COMMITMENTS AND CONTINGENCIES

12

STOCKHOLDER’S EQUITY

Share capital (1 share of $1)

-

-

Translation adjustment

-

(7)

Statutory surplus fund

2(p)

63

513

Retained earnings

1,355

 5,326

Total stockholder’s equity

1,418

  5,832

TOTAL LIABILITIES AND STOCKHOLDER’S

EQUITY

7,257

18,885

The accompanying notes are an integral part of these consolidated financial statements.

WISE TARGET INTERNATIONAL LIMITED AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS

For the period/year ended March 31, 2004 and 2005

(In United States dollars, except number of shares)

PERIOD/YEAR ENDED MARCH 31,

Note(s)

2004

2005

US$’000

US$’000

NET REVENUE

Related parties

11

6,196

10,471

Third parties

  325

23,393

TOTAL NET REVENUE

6,521

33,864

COST OF REVENUE

2,618

24,203

GROSS PROFIT

3,903

9,661

OPERATING EXPENSES

Selling expenses

26

175

General and administrative expenses

1,962

3,216

TOTAL OPERATING EXPENSES

1,988

3,391

OTHER INCOME

      4

    14

INCOME FROM OPERATIONS

1,919

6,284

INTEREST EXPENSE

    28

  127

INCOME BEFORE INCOME TAX AND MINORITY

INTEREST

1,891

6,156

INCOME TAX: CURRENT

7

       -

  181

NET INCOME BEFORE MINORITY INTEREST

1,891

5,975

MINORITY INTEREST

(473)

(1,554)

NET INCOME

1,418

 4,421

WEIGHTED AVERAGE NUMBER OF SHARES

      1

      1

EARNINGS PER SHARE

1,418

4,399

The accompanying notes are an integral part of these financial statements.

WISE TARGET INTERNATIONAL LIMITED AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

For the period/year ended March 31, 2004 and 2005

(in United States dollars, except number of shares)

STATUTORY

TOTAL

SHARE

SURPLUS

TRANSLATION

RETAINED

STOCKHOLDER’S

CAPITAL

FUND

ADJUSTMENT

EARNINGS

EQUITY

Number

US$’000

US$’000

US$’000

US$’000

US$’000

of

shares

Issue of share

1

-

-

-

-

-

Net income

-

-

-

-

1,418

1,418

Transfer

  -

  -

63

   -

  (63)

       -

Balance,

March 31, 2004

1

-

63

-

1,355

1,418

Net income

-

-

-

-

4,421

4,421

Foreign

exchange

adjustment

-

-

-

(7)

-

(7)

Transfer

  -

  -

450

   -

 (450)

       -

Balance,

March 31, 2005

  1

  -

513

(7)

5,326

5,832

The accompanying notes are an integral part of these financial statements.

WISE TARGET INTERNATIONAL LIMITED AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the period/year ended March 31, 2004 and 2005

(in United States dollars)

PERIOD/YEAR ENDED MARCH 31,

2004

2005

US$’000

US$’000

CASH FLOWS FROM OPERATING ACTIVITIES:

Net income

1,418

4,421

Adjustments to reconcile net income to net cash

generated from/(used in) operating activities:

Depreciation

90

136

Amortization

-

12

Allowances for doubtful receivables

-

89

Changes in operating assets and liabilities:

Increase in accounts receivable

(156)

(8,672)

(Increase)/decrease in notes receivable

(2,386)

2,386

(Increase)/decrease in prepayments, deposits and other

(1,361)

528

receivables

Increase in inventories

(2,752)

(5,270)

Increase in accounts payable

983

4,725

Increase in accruals and other payables

610

2,710

Increase/(decrease) in notes payable

535

(535)

Increase/(decrease) in receipts in advance

2,884

(2,287)

(Decrease)/increase in value-added tax payable

(110)

471

Increase in income tax payable

       -

   181

Net cash generated from/(used in) operating activities

   582

   954

CASH FLOWS FROM INVESTING ACTIVITIES:

Acquisition of property, plant and equipment

(428)

(333)

Acquisition of intangible assets

     (2)

   (60)

Net cash used in investing activities

(430)

  (393)

Effect of exchange rate changes

-

(7)

Net increase in cash and cash equivalents

152

554

Cash and cash equivalents at beginning of period/year

       -

   152

Cash and cash equivalents at end of period/year

  152

   706

SUPPLEMENTAL INFORMATION

Income taxes paid

-

-

Interest paid

    28

   127

The accompanying notes are an integral part of these financial statements.

WISE TARGET INTERNATIONAL LIMITED AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. The Company and subsidiary

Wise Target International Limited ("Wise Target") was incorporated on April 24, 2002 under the International Business Companies Act in the British Virgin Islands. Wise Target held a 74% (2003: 75%) interest in Shanghai Sunplus Communication Co. Ltd. ("Sunplus"), a joint venture established on October 17,2002 under the laws of the People's Republic of China ("PRC") as a Sino-foreign joint venture specialized in the development, production and sales of electronic telecommunication devices. During the period and year ended March 31, 2004 and 2005, Sunplus is engaged in the design, production and sales of mobile phones in the PRC. At March 31, 2005, Sunplus has approximately 210 staff, mostly engineers and software programmers.

2. Summary of Significant Accounting Policies

(a) Principles of Consolidation

The consolidated financial statements include the accounts of Wise Target and its subsidiary, Sunplus (hereinafter, referred to individually or collectively as the "Company") and are prepared in conformity with accounting principles generally accepted in the United States of America. All significant inter-company balances and transactions have been eliminated in consolidation.

(b) Use of Estimates

In preparing financial statements in conformity with US GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported periods. Significant estimates include depreciation and allowance for doubtful receivables. Actual results could differ from those estimates,

(c) Cash and Cash Equivalents

The Company considers all highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents. As of March 31, 2004 and 2005, the Company did not have any cash equivalents.

(d) Allowance for Doubtful Receivables

The Company recognizes an allowance for doubtful receivables to ensure accounts and other receivable are not overstated due to uncollectibility. Allowance for doubtful receivables is maintained for all customers based on a variety of factors, including the length of time the receivables are past due, significant one-time events and historical experience. An additional allowance for individual accounts is recorded when the Company becomes aware of a customer's inability to meet its financial obligation, such as in the case of bankruptcy filings or deterioration in the customer's operating results or financial position. if circumstances related to customers change, estimates of the recoverability of receivables would be further adjusted (See Note 14).

(e) Inventories

Inventories comprise raw materials, work in progress and finished goods and are stated at the lower of cost or market. Substantially all inventory costs are determined using the weighted average basis. Costs of finished goods include direct materials, subcontracting charges and other overhead before the goods are ready for sale. Certain inventory goods purchased are subject to spoilage within a short period of time while in possession of the Company. Inventory costs do not exceed net realizable value.

WISE TARGET INTERNATIONAL LIMITED AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

(f) Property, Plant and Equipment

Property, plant and equipment is stated at cost. Depreciation is provided principally by use of the straight-line method over the useful lives of the related assets, except for leasehold improvements, which are depreciated over their useful lives or the terms of their related leases, whichever is less. Expenditure for maintenance and repairs, which does not improve or extend the expected useful life of the assets, is expensed to operations while major repairs are capitalized.

Management estimates that property, plant and equipment have a 10% residual value, except for leasehold improvements. The estimated useful lives are as follows:

Leasehold improvements

2 years

Machinery

5 years

Office equipment

5 years

Motor vehicles

5 years

The gain or loss on disposal of property, plant and equipment is the difference between the net sales proceeds and the carrying amount of the relevant assets, and, if any, is recognized in the statement of operations and comprehensive income.

(g) Intangible Assets

Intangible assets consist of software and patents and are amortized using the straight-line method over their estimated useful life of 5 years.

(h) Impairment of Assets

In accordance with Statement of Financial Accounting Standards ("SFAS") No. 144, "Accounting for Impairment or Disposal of Long-Lived Assets", the Company evaluates its long-lived assets to determine whether later events and circumstances warrant revised estimates of useful lives or a reduction in carrying value due to impairment. If indicators of impairment exist and if the value of the assets is impaired, an impairment loss would be recognized. As of March 31, 2004 and 2005, no impairment loss has been recognized.

(i) Income Taxes

The Company accounts for income taxes under SFAS No. 109, "Accounting for Income Taxes". Under SFAS No. 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS No. 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

6) Revenue Recognition

Revenue from goods sold is recognized when title has passed to the purchaser, which generally is at the time of delivery.

WISE TARGET INTERNATIONAL LIMITED AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

(k) Research and development costs

Research and development costs consist of expenditures incurred during the course of planned research and investigation aimed at discovery of new knowledge which will be useful for developing new products or significantly enhancing existing products, and the implementation of such through design and testing of product alternatives. All expenses incurred in connection with the Company's research and development activities are charged to current income. During the period/year ended March 31, 2004 and 2005, research and development costs amounting to $3,000 and $46,000, respectively, were charged to operations and are included in general and administrative expenses.

(1) Foreign Currency Transactions

The functional currencies of Wise Target and Sunplus are Hong Kong dollars and the Renminbi, respectively, and their reporting currency is U.S. dollars. The Company's balance sheet accounts are translated into U.S. dollars at the year-end exchange rates and all revenue and expenses are translated into U.S. dollars at the average exchange rates prevailing during the periods in which these items arise. Translation gains and losses are deferred and accumulated as a component of other comprehensive income in stockholder's equity. Transaction gains and losses that arise from exchange rate fluctuations from transactions denominated in a currency other than the functional currency are included in the consolidated statement of operations as incurred. The translation and transaction gains and losses were immaterial for the period ended March 31, 2004. The translation loss for the year ended March 31, 2005 was recorded as a separate component of stockholder's equity.

The PRC government imposes significant exchange restrictions on fund transfers out of the PRC that are not related to business operations. These restrictions have not had a material impact on the Company because it has not engaged in, any significant transactions that are subject to the restrictions.

(m) Fair Value of Financial Instruments

SFAS No. 107, "Disclosures about Fair Values of Financial Instruments", requires disclosing fair value to the extent practicable for financial instruments that are recognized or unrecognized in the balance sheet. The fair value of the financial instruments disclosed herein is not necessarily representative of the amount that could be realized or settled, nor does the fair value amount consider the tax consequences of realization or settlement.

For certain financial instruments, including cash, accounts, notes and other receivables, accounts payable, notes payable, accruals and other payables, it was assumed that the carrying amounts approximate fair value because of the near term maturities of such obligations.

(n) Earnings Per Share

Basic earnings per share is computed by dividing the earnings for the year by the weighted average number of common shares outstanding for the period/year.

WISE TARGET INTERNATIONAL LIMITED AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

(o) Accumulated Other Comprehensive Income

Accumulated other comprehensive income represents the change in equity of the Company during the period/year presented from foreign currency translation adjustments.

Accumulated other

Translation adjustment

comprehensive loss

US$’000

US$’000

Balance, April 24, 2002 and March 31, 2004

-

-

Addition

(7)

(7)

Balance, March 31, 2005

(7)

(7)

(p) Profit Appropriation

In accordance with PRC regulations, Sunplus is required to make appropriations to the statutory surplus reserve, based on after-tax net income determined in accordance with PRC GAAP. Appropriation to the statutory surplus reserve should be at least 10% of the after-tax net income determined in accordance with PRC GAAP until the reserve is equal to 50% of the entity's registered capital. Appropriations to the statutory public welfare fund and discretionary surplus reserve fund are made on the same basis as statutory surplus fund, normally at 5%-10% or higher rates and are generally optional at the discretion of the Board of Directors.

Statutory surplus reserve is non-distributable other than in liquidation.

3. Allowance for Doubtful Receivables

MARCH 31,

2004

2005

US$’000

US$’000

Balance, beginning of period/year

-

-

Additions

    -

 89

Balance, end of period/year

    -

 89

4. Inventories

As of March 31, 2004 and 2005, inventories consisted of the following:

MARCH 31,

2004

2005

US$’000

US$’000

Raw materials

2,707

4,298

Work in progress

45

721

Finished goods

       -

3,003

Total

2,752

8,022

There was no allowance for losses of inventories as of March 31, 2004 and 2005.

WISE TARGET INTERNATIONAL LIMITED AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

5. Property, Plant and Equipment, Net

MARCH 31,

2004

2005

US$’000

US$’000

Cost

Leasehold improvements

90

124

Machinery

47

199

Office equipment

234

346

Motor vehicles

 57

 92

428

761

Accumulated depreciation

Leasehold improvements

38

85

Machinery

8

31

Office equipment

41

95

Motor vehicles

  3

 15

 90

226

Carrying value

Leasehold improvements

52

39

Machinery

39

168

Office equipment

193

251

Motor vehicles

 54

 77

338

535

Depreciation expense for each of the period/year ended March 31, 2004 and 2005 was approximately $90,000 and $136,000, respectively.

6. Intangible Assets, Net

March 31,

2004

2005

US$'000

US$’000

Cost

Software

2

60

Patents

 -

 2

 2

62

Accumulated amortization

Software

-

12

Patents

-

 -

12

Carrying value

Software

2

48

Patents

 -

 2

 2

50

Amortization expense of each of the period/year ended March 31, 2005 and 2005 was approximately $0 and $12,000, respectively. The estimated amortization expense for the five years ending March 31, 2005, 2006, 2007, 2008 and 2009 amounts to approximately $12,000, $12,000, 12,000, $12,000 and $2,000, respectively

WISE TARGET INTERNATIONAL LIMITED AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

7. Income Taxes

Wise Target is not subject to income taxes in any tax jurisdiction.

Sunplus is subject to PRC Income Tax. Pursuant to the PRC Income Tax Laws, the prevailing statutory rate of enterprise income tax in Shanghai is 27% (24% national income tax plus 3% local income tax).

Pursuant to the relevant laws and regulations in the PRC, Sunplus is entitled to an exemption from PRC income tax for two years starting from its first profitable year. As Sunplus' statutory year-end is December 31, the exemption applied from January 1, 2003 to December 31, 2004. Sunplus is also entitled to three years of 50% exemption after the expiration of the two years of full exemption. The 50% exemption applies from

January 1, 2005 to December 31, 2007.

A reconciliation between taxes computed at the statutory rates and effective tax rates is as follows:

MARCH 31,

2004

2005

US$’000

US$’000

Income before income tax

1,891

6,156

Income tax on pretax income at 0%

-

-

Income tax on pretax income at statutory rate

511

1,662

Tax effect of exemptions

(511)

(1,481)

Income tax expense

     -

   181

Sunplus is also subject to value-added tax ("VAT"), business tax and surtax.

8. Concentrations and Credit Risk

The Company operates principally in the PRC and grants credit to its customers in this geographic region. Although the PRC is economically stable, it is always possible that unanticipated events in foreign countries could disrupt the Company's operations.

Financial instruments that potentially subject the Company to a concentration of credit risk consist of cash, accounts and notes receivable.

At March 31, 2004 and 2005, the Company had credit risk exposure of uninsured cash in banks of approximately $152,000 and $706,000, respectively.

A substantial portion of revenue was generated from one customer for the period/year ended March 31, 2004 and 2005. For the period ended March 31, 2004, this customer accounted for approximately $6,196,000 (95%) of total sales. For the year ended March 31, 2005, the same customer accounted for approximately $24,056,000 (71%) of total sales.

At March 31, 2004 and 2005, this customer accounted for 0% and 61 % of net accounts receivable, respectively. The same customer accounted for all of the notes receivable as of March 31, 2004. The accounts and notes receivable had repayment terms of one to nine months.

The Company does not require collateral to support financial instruments that are subject to credit risk.

WISE TARGET INTERNATIONAL LIMITED AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

9. Retirement and Welfare Benefits

The full-time employees of Sunplus are entitled to staff welfare benefits including medical care, casualty, housing benefits, education benefits, unemployment insurance and pension benefits through a PRC govern ment-mandated multi-employer defined contribution plan. Sunplus is required to accrue the employer-portion for these benefits based on certain percentages of the employees' salaries. The total provision for such employee benefits was $140,000 and $229,000 for the period and year ended March 31, 2004 and 2005, respectively. Sunplus is required to make contributions to the plans out of the amounts accrued for all staff welfare benefits except for education benefits. The PRC government is responsible for the staff welfare benefits including medical care, casualty, housing benefits, unemployment insurance and pension benefits to be paid to these employees.

10. Notes Payable

Unused credit lines of notes payable as of March 31, 2004 and 2005 aggregated approximately $4,298,000 and $3,625,000, respectively, and will expire in June 2006. The credit facilities are guaranteed by Cosun Group Co., Ltd. ("Cosun"), an unrelated third party and two of Cosun's directors. Interest at the rate of 8.7% per month is assessed only if payments on notes payable are not received on the due date. For the period/year ended March 31, 2004 and 2005, all payments were made timely.

11. Related Party Transactions

The Company engages in business transactions with the following related parties:

a. Li Xiaofeng, a director of Sunplus.

b. CECT, a customer of the Company. A director of the Company was also a director of CECT. (The director resigned as a director of the Company on July 22, 2004)

c. Li Meilian, sole director and shareholder of Wise Target.

As of March 31, 2004 and 2005, the Company has the following balances with related parties:-

MARCH 31,

2004

2005

US$’000

US$’000

Sales to CECT

6,196

10,471

Other receivable

Li Xiaofeng

      1

        3

Other payables

Li Meilian

-

2,790

CECT

   181

        -

   181

 2,790

Receipts in advance from CECT

2,881

         -

The balances have no stated terms for repayment and are not interest bearing.

WISE TARGET INTERNATIONAL LIMITED AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

12. Commitments and Contingencies

a.

As of March 31, 2005, the Company leased office premises under several agreements expiring on various dates in 2005 to 2006.

Rental expenses for the period and year ended March 31, 2004 and 2005 amounted to $150,000 and $381,000, respectively, and are included in general and administrative expenses on the consolidated statements of operations.

The future minimum lease payments under the above-mentioned leases as of March 31, 2005 are as follows:-

US$’000

Year Ending March 31,

2006

310

2007

 39

349

b.

Sunplus entered into a technology service contract with a customer for a period of three years starting from February 2003. Under this agreement, the Company paid to the customer service fees of $40,000 and $34,000, respectively, in the period and year ended March 31, 2004 and 2005.

c.

Wise Target had a capital commitment contracted for but not contributed in respect of investment in Sunplus amounting to approximately $91,000 (HK$756,000) at March 31, 2005.

13. New Accounting Pronouncements

The FASB has issued SFAS No. 148 "Accounting for Stock-Based Compensation - Transition and Disclosures". SFAS No. 148 amends SFAS No. 123, "Accounting for Stock-Based Compensation", to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, SFAS No. 148 amends the disclosure requirements of SFAS No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The Company has adopted the disclosure requirements of SFAS No. 148. The Company has no stock-based compensation.

In December 2004, the FASB issued SFAS No. 123R, "Share-Based Payment, an Amendment of SFAS No. 123." SFAS No. 123R requires companies to recognize in the statement of operations the grant-date fair value of stock options and other equity-based compensation issued to employees. The Company has no stock-based compensation.

In December 2004, the FASB issued SFAS No. 153, "Exchanges of Non-monetary Assets." The Statement is an amendment of APB Opinion No. 29. SFAS No. 153 eliminates the exception for non-monetary exchanges of similar productive assets and replaces it with a general exception for exchange of non-monetary assets that do not have commercial substance. The adoption of SFAS No. 153 has no impact on the Company's financial statements.

WISE TARGET INTERNATIONAL LIMITED AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

14. Subsequent Events

On April 19, 2005, Sunplus' major customer signed an agreement with Sunplus to settle the outstanding balance due by it to Sunplus by September 2005. In view of this, Sunplus did not make any allowances for doubtful receivables in respect of the customer.

42